Exhibit 99.1


                                 CERTIFICATION
                                      OF
         WAUSAU-MOSINEE PAPER CORPORATION SAVINGS AND INVESTMENT PLAN
                UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


      The undersigned certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Annual Report on Form 11-K of the Wausau-Mosinee Paper Corporation Savings and Investment Plan (the "Plan") for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Plan.

      Date:  June 30, 2003

                                                 STUART R. CARLSON
                                                 Stuart R. Carlson
                                                 Chairman, Wausau-Mosinee Paper
                                                 Corporation Employee Benefits
                                                 Committee (Chief Executive
                                                 Officer)



                                                 SCOTT P. DOESCHER
                                                 Scott P. Doescher
                                                 (Chief Financial Officer)


      A signed original of this written statement required by Section 906 has been provided to Wausau-Mosinee Paper Corporation Savings and Investment Plan (the "Plan") and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.